Exhibit 1.01

Conflict Minerals Report of

Gilat Satellite Networks Ltd.

For the Year Ended December 31, 2025

Introduction

We are filing this report for the year ended December 31, 2025 pursuant to Rule 13p-1 (the “Rule”) promulgated under the Securities Exchange Act of 1934, as amended. The Rule was adopted by the U.S. Securities and Exchange Commission (the “SEC”) to implement reporting and disclosure requirements related to conflict minerals as directed by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (Dodd-Frank Act). The Rule imposes certain reporting obligations on SEC registrants whose manufactured products contain conflict minerals which are necessary to the functionality or production of their products. Conflict Minerals are defined as cassiterite, columbite-tantalite, gold, wolframite, and their derivatives, which are limited to tin, tantalum, tungsten and gold (“3TG”) for the purpose of this assessment.

If a registrant has reason to believe that any of the conflict minerals in its supply chain may have originated in the Democratic Republic of the Congo or an adjoining country (the “Covered Countries”), or if it is unable to determine the country of origin of those conflict minerals, then the registrant must exercise due diligence on the conflict minerals’ source and chain of custody. The registrant must annually submit the SEC a Conflict Minerals Report that includes a description of those due diligence measures.

As permitted by the Rule and the SEC, this report has not been subject to an independent private sector audit.

1.	Company Overview

We are a worldwide leader in satellite networking technology, solutions and services of satellite-based broadband communications.

2.	Products Overview

We are a leading global provider of satellite-based broadband communications. We design and manufacture ground-based satellite communications equipment and provide comprehensive solutions and end-to-end services powered by our innovative technology. Our portfolio includes a cloud-based satellite network platform, Very Small Aperture Terminals, or VSATs, amplifiers, high-speed modems, high-performance on-the-move antennas, and high efficiency, high power Solid State Power Amplifiers, or SSPAs, Block Upconverters, or BUCs, and Transceivers. Our comprehensive solutions support multiple applications with a full portfolio of products to address key applications, including broadband internet access, cellular backhaul over satellite, enterprise, social inclusion solutions, In-Flight-Connectivity, or IFC, maritime, trains, defense, and public safety, all while meeting the most stringent service level requirements. We have a large installed base, and currently have hundreds of active networks.

We provide managed network and services through satellite and terrestrial networks in addition to developing and marketing ground-based satellite communications equipment. We have proven experience in delivering complex projects and services worldwide. We offer complete turnkey integrated solutions, including:

▪	Managed satellite network services solutions, including services over our own networks (which may include satellite capacity);

▪	Network planning and optimization;

▪	Remote network operation;

▪	Call center support;

▪	Hub and field operations; and

▪	Construction and installation of communication networks, typically on a Build, Operate and Transfer, or BOT, or Build, Operate and Own, or BOO, contract basis.

In these BOT and BOO projects, we build telecommunication infrastructure typically using fiber-optic and wireless technologies for broadband connectivity.

The information includes the activities of all majority-owned subsidiaries and, when applicable, variable interest entities that are required to be consolidated.

3.	Supply Chain Overview

Our supply chain is complex. There are multiple tiers between our company and the sources of the 3TG minerals. Accordingly, we rely on our direct suppliers to provide information on the origin of the 3TG minerals contained in components which are included in our products.

4.	Reasonable Country of Origin Inquiry (RCOI)

We have conducted a Reasonable Country of Origin Inquiry (“RCOI”) to determine whether any of the necessary 3TG minerals originated in Covered Countries and found that the 3TG minerals can be found in our products and are necessary to the functionality or production of those products. Therefore, we are subject to the reporting obligations of the Rule.

Due to the breadth and complexity of our products and supply chain, it will take time for many of our suppliers to verify the origin of all of the conflict minerals used in our products. Using our supply chain due diligence processes, we are working to develop transparency into our supply chain and drive accountability within the supply chain by employing the EICC/GeSI Responsible Minerals Initiative (formerly the Conflict Free Sourcing Initiative) (the “RMI”) and by continuing our outreach efforts.

The methods we used to try to determine the origin of 3TG minerals in our products included:

•	sending letters to our direct suppliers, explaining the rule and referring the suppliers to online training materials and instructions;

•	soliciting survey responses from relevant suppliers of components of our products, using the standard Conflict Minerals Reporting Template designed by the RMI; and

•	reviewing responses that we received from our suppliers and following up on inconsistent, incomplete and evident inaccurate responses.

5.	Design of Our Due Diligence

Based on the findings of our RCOI, we designed our due-diligence process based on the Organization for Economic Co-operation and Development’s (“OECD”) publication “OECD (2016), OECD Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas: Third Edition, OECD Publishing, Paris. http://dx.doi.org/10.1787/9789264252479-en (the “OECD Guidance”) and the related supplements for 3TG minerals.

6.	Due Diligence

The design of the due diligences processes conforms substantially to the OECD Guidance as it relates to “downstream” purchasers of products and components. The due diligence processes have been described below under sub-headings corresponding to the five-step framework of the OECD Guidance. Our due diligence was conducted during the year ended December 31, 2025 and through April 2026.

6.1	Establish Strong Company Management Systems

Our Company management systems include the following:

•	Reviewing, and updating if necessary, the Company’s Conflict Minerals Policy first adopted during 2014, which is posted on our website at https://www.gilat.com/corporate-responsibility/corporate-governance/

•	establishing a team with cross functional members and senior executives;

•	communicating expectations to our direct suppliers concerning performance, transparency and sourcing of materials and components containing 3TG minerals;

•	providing our direct suppliers with educational materials about our reporting obligations imposed by Form SD and the SEC regarding 3TG minerals; and

•	retaining relevant documentation in an electronic database for at least five years.

6.2	Identify and assess risks in the supply chain

Because of our size, the breadth and complexity of our products and the constant evolution of our supply chain, it is difficult to identify actors downstream from our direct suppliers. Such difficulty affects our ability to complete an accurate database.

We conducted a supply-chain survey with direct suppliers of materials containing Conflict Minerals using the Conflict Minerals Reporting Template to identify the smelters or refiners (“SORs”).

As part of our risk-based approach, we chose to focus our efforts on first priority suppliers that were selected based on our purchasing spend. The first priority suppliers cover 90%.

6.3	Design and Implement a Strategy to Respond to Identified Risks

We report the findings of the supply chain risk assessment to our senior management.

We internally report certain suppliers identified as high risk to relevant personnel for follow up actions, such as, contacting such suppliers whose responses were identified as incomplete, inconsistent or inaccurate.

We compare SORs identified by the supply chain survey against the list of facilities issued by the RMI that have received a “conflict free” validation.

6.4	Carry out independent third-party audit of SORs’ due diligence practices

We do not have a direct relationship with 3TG SORs, nor do we perform direct audits of the other entities in our supply chain. Therefore, our direct and upstream suppliers are in a better position to identify SORs within the supply chain. As a result, our due diligence efforts rely on cross-industry initiatives such as those led by the RMI.

In our due diligence process, we utilize the Conflict Minerals Reporting Template designed by the RMI.

6.5       Report Annually on Supply Chain Due Diligence

In addition to our ongoing communications with our customers who are engaged in their own RCOI and due diligence processes, we currently, subject to SEC guidelines, report annually on our supply chain due diligence through Form SD. Our reports on Form SD are publicly available at https://www.gilat.com/investor-relations/sec-filing/. The website and information accessible through it are not incorporated into this document.

7.        Results of assessment

The following factors materially affect our results of assessment:

•	we are dependent on information received from our direct suppliers to conduct our good faith RCOI process;

• •

we do not have a direct relationship with 3TG SORs, nor do we perform direct audits of the other entities in our supply chain;

we have a varied supplier base with differing levels of resources and sophistication, and many of our suppliers are not themselves subject to the Rule;

•	the information our suppliers provided was sometimes incomplete and required significant follow-up;

•	most of suppliers provided responses at a company or divisional level, and not at a product level specific to the materials and components we use in the subject products

•	certain suppliers were unable or unwilling to specify the SORs used for materials and components supplied to us;

• •

our ability to influence cooperation from certain suppliers was limited when we were multiple tiers away from the SOR in the supply chain; and

the information gathered from our suppliers is not obtained on a continuous, real-time basis.

The suppliers we contacted were the direct suppliers for our products that are within the scope of the RCOI, which account for 90% of our spending on supplies. Despite our efforts to follow up with suppliers, we did not receive responses from all suppliers, and the suppliers who responded showed varying degrees of cooperation with our inquiries. We received responses from 88% of such suppliers to date indicating that they either provided conflict free minerals or that they are unsure of the origin of the source of the 3TG minerals that they supplied to us.

Based on the information obtained pursuant to the good faith RCOI and due diligence processes described above, for the reporting period, we do not have sufficient information to determine the country of origin of all of the 3TG minerals we use to manufacture or contract to manufacture products and thus are unable to determine whether any of the 3TG minerals originated in the Covered Countries and, if so, whether the 3TG minerals were from recycled or scrap sources and whether they financed or benefited directly or indirectly armed groups in one or more of the Covered Countries. Therefore, as explained, we have not been able to identify all of the SORs from which our suppliers sourced the 3TG minerals.

We identified through our good faith RCOI and related due diligence a total of 349 SORs compared to 361 in the previous year, out of which 214 are either verified by RMI as conflict-free or are in the audit process.

1 gold smelter (African Gold Refinery, CID003185, Uganda) has been identified in our supply chain, that is included in OFAC (U.S. Department of the Treasury, Office of Foreign Assets Control) sanctioned entities lists. We have no direct business with the refinery. We will act to identify the direct suppliers who reported utilizing this smelter in their supply chain, to confirm if the refinery actually exists in our supply chain.

SORs verified by RMI as conflict-free or in audit process:

Metal	Conformant+ Active	Others	Total
Gold	93	89	182
Tantalum	33	2	35
Tin	53	20	73
Tungsten	35	24	59
Grand Total	214	135	349

Based on the information obtained pursuant to our good faith RCOI and due diligence process, we compiled a list of known SORs and their countries of origin for the 3TG minerals originating from the SORs listed in Exhibit A attached hereto.

Cautionary Statement about Forward-Looking Statements

Statements in this Conflict Minerals Report, which express a belief, expectation or intention, as well as those that are not historical fact, are forward-looking statements. These forward-looking statements are subject to various risks, uncertainties and assumptions, including, among other things, our customers’ requirements to use certain suppliers, our suppliers’ responsiveness and cooperation with our due diligence efforts, our ability to implement improvements in our Conflict Minerals program, our ability to identify and mitigate related risks in our supply chain, our ability to constructively work with our suppliers to achieve compliance, our ability to obtain complete and accurate information from our suppliers, our ability to improve the efficiency and effectiveness of our due diligence measures, our ability to identify and constructively engage with SORs in our supply chain, changes in our supply chain, changes to the parts or materials used by or supplied to us, changes in SORs, changes in country of origin information of the necessary Conflict Minerals received from our suppliers, and changes in the Rule and other political and regulatory developments relating to the sourcing of Conflict Minerals, whether in the Covered Countries or elsewhere. If one or more of these or other risks materialize, actual results may vary materially from those expressed. For a more complete discussion of risk factors, see our other filings with the SEC, including our Annual Report on Form 20-F for the year ended December 31, 2025. We caution that undue reliance should not be placed on these forward-looking statements, which speak only as of the date of this report, and we undertake no obligation to update or revise any forward-looking statement, except to the extent required by federal securities laws.

Exhibit A - SORs List

Metal (*)	Smelter Look-up (*)	Smelter Country (*)	Smelter Identification	Source of Smelter Identification Number
Gold	Advanced Chemical Company	UNITED STATES OF AMERICA	CID000015	RMI
Gold	Aida Chemical Industries Co., Ltd.	JAPAN	CID000019	RMI
Gold	Agosi AG	GERMANY	CID000035	RMI
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN	CID000041	RMI
Gold	AngloGold Ashanti Corrego do Sitio Mineracao	BRAZIL	CID000058	RMI
Gold	Argor-Heraeus S.A.	SWITZERLAND	CID000077	RMI
Gold	ASAHI METALFINE, Inc.	JAPAN	CID000082	RMI
Gold	Asaka Riken Co., Ltd.	JAPAN	CID000090	RMI
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY	CID000103	RMI
Gold	Aurubis AG	GERMANY	CID000113	RMI
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES	CID000128	RMI
Gold	Boliden Ronnskar	SWEDEN	CID000157	RMI
Gold	C. Hafner GmbH + Co. KG	GERMANY	CID000176	RMI
Gold	Caridad	MEXICO	CID000180	RMI
Gold	CCR Refinery - Glencore Canada Corporation	CANADA	CID000185	RMI
Gold	Cendres + Metaux S.A.	SWITZERLAND	CID000189	RMI
Gold	Yunnan Copper Industry Co., Ltd.	CHINA	CID000197	RMI
Gold	Chimet S.p.A.	ITALY	CID000233	RMI
Gold	Chugai Mining	JAPAN	CID000264	RMI
Gold	Daye Non-Ferrous Metals Mining Ltd.	CHINA	CID000343	RMI
Gold	DSC (Do Sung Corporation)	KOREA, REPUBLIC OF	CID000359	RMI
Gold	Dowa	JAPAN	CID000401	RMI
Gold	Eco-System Recycling Co., Ltd. East Plant	JAPAN	CID000425	RMI
Gold	JSC Novosibirsk Refinery	RUSSIAN FEDERATION	CID000493	RMI
Gold	Refinery of Seemine Gold Co., Ltd.	CHINA	CID000522	RMI
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA	CID000651	RMI
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA	CID000671	RMI
Gold	LT Metal Ltd.	KOREA, REPUBLIC OF	CID000689	RMI
Gold	Heimerle + Meule GmbH	GERMANY	CID000694	RMI
Gold	Heraeus Metals Hong Kong Ltd.	CHINA	CID000707	RMI
Gold	Heraeus Germany GmbH Co. KG	GERMANY	CID000711	RMI
Gold	Hunan Chenzhou Mining Co., Ltd.	CHINA	CID000767	RMI
Gold	Hunan Guiyang yinxing Nonferrous Smelting Co., Ltd.	CHINA	CID000773	RMI
Gold	HwaSeong CJ CO., LTD.	KOREA, REPUBLIC OF	CID000778	RMI
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	CHINA	CID000801	RMI

Gold	Ishifuku Metal Industry Co., Ltd.	JAPAN	CID000807	RMI
Gold	Istanbul Gold Refinery	TURKEY	CID000814	RMI
Gold	Japan Mint	JAPAN	CID000823	RMI
Gold	Jiangxi Copper Co., Ltd.	CHINA	CID000855	RMI
Gold	Asahi Refining USA Inc.	UNITED STATES OF AMERICA	CID000920	RMI
Gold	Asahi Refining Canada Ltd.	CANADA	CID000924	RMI
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION	CID000927	RMI
Gold	JSC Uralelectromed	RUSSIAN FEDERATION	CID000929	RMI
Gold	JX Nippon Mining & Metals Co., Ltd.	JAPAN	CID000937	RMI
Gold	Kazakhmys Smelting LLC	KAZAKHSTAN	CID000956	RMI
Gold	Kazzinc	KAZAKHSTAN	CID000957	RMI
Gold	Kennecott Utah Copper LLC	UNITED STATES OF AMERICA	CID000969	RMI
Gold	Kojima Chemicals Co., Ltd.	JAPAN	CID000981	RMI
Gold	Kyrgyzaltyn JSC	KYRGYZSTAN	CID001029	RMI
Gold	L'azurde Company For Jewelry	SAUDI ARABIA	CID001032	RMI
Gold	Lingbao Gold Co., Ltd.	CHINA	CID001056	RMI
Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA	CID001058	RMI
Gold	LS MnM Inc.	KOREA, REPUBLIC OF	CID001078	RMI
Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA	CID001093	RMI
Gold	Materion	UNITED STATES OF AMERICA	CID001113	RMI
Gold	Matsuda Sangyo Co., Ltd.	JAPAN	CID001119	RMI
Gold	Metalor Technologies (Suzhou) Ltd.	CHINA	CID001147	RMI
Gold	Metalor Technologies (Hong Kong) Ltd.	CHINA	CID001149	RMI
Gold	Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE	CID001152	RMI
Gold	Metalor Technologies S.A.	SWITZERLAND	CID001153	RMI
Gold	Metalor USA Refining Corporation	UNITED STATES OF AMERICA	CID001157	RMI
Gold	Metalurgica Met-Mex Penoles S.A. De C.V.	MEXICO	CID001161	RMI
Gold	Mitsubishi Materials Corporation	JAPAN	CID001188	RMI
Gold	Mitsui Mining and Smelting Co., Ltd.	JAPAN	CID001193	RMI
Gold	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION	CID001204	RMI
Gold	Nadir Metal Rafineri San. Ve Tic. A.S.	TURKEY	CID001220	RMI
Gold	Navoi Mining and Metallurgical Combinat	UZBEKISTAN	CID001236	RMI
Gold	Nihon Material Co., Ltd.	JAPAN	CID001259	RMI
Gold	Ohura Precious Metal Industry Co., Ltd.	JAPAN	CID001325	RMI
Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	RUSSIAN FEDERATION	CID001326	RMI
Gold	MKS PAMP SA	SWITZERLAND	CID001352	RMI
Gold	Penglai Penggang Gold Industry Co., Ltd.	CHINA	CID001362	RMI
Gold	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION	CID001386	RMI
Gold	PT Aneka Tambang (Persero) Tbk	INDONESIA	CID001397	RMI
Gold	PX Precinox S.A.	SWITZERLAND	CID001498	RMI
Gold	Rand Refinery (Pty) Ltd.	SOUTH AFRICA	CID001512	RMI

Gold	Royal Canadian Mint	CANADA	CID001534	RMI
Gold	Sabin Metal Corp.	UNITED STATES OF AMERICA	CID001546	RMI
Gold	Samduck Precious Metals	KOREA, REPUBLIC OF	CID001555	RMI
Gold	Samwon Metals Corp.	KOREA, REPUBLIC OF	CID001562	RMI
Gold	SEMPSA Joyeria Plateria S.A.	SPAIN	CID001585	RMI
Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CHINA	CID001619	RMI
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA	CID001622	RMI
Gold	Sichuan Tianze Precious Metals Co., Ltd.	CHINA	CID001736	RMI
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION	CID001756	RMI
Gold	Solar Applied Materials Technology Corp.	TAIWAN, PROVINCE OF CHINA	CID001761	RMI
Gold	Sumitomo Metal Mining Co., Ltd.	JAPAN	CID001798	RMI
Gold	Super Dragon Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA	CID001810	RMI
Gold	Tanaka Kikinzoku Kogyo K.K.	JAPAN	CID001875	RMI
Gold	Great Wall Precious Metals Co., Ltd. of CBPM	CHINA	CID001909	RMI
Gold	Shandong Gold Smelting Co., Ltd.	CHINA	CID001916	RMI
Gold	Tokuriki Honten Co., Ltd.	JAPAN	CID001938	RMI
Gold	Tongling Nonferrous Metals Group Co., Ltd.	CHINA	CID001947	RMI
Gold	Torecom	KOREA, REPUBLIC OF	CID001955	RMI
Gold	Umicore S.A. Business Unit Precious Metals Refining	BELGIUM	CID001980	RMI
Gold	United Precious Metal Refining, Inc.	UNITED STATES OF AMERICA	CID001993	RMI
Gold	Valcambi S.A.	SWITZERLAND	CID002003	RMI
Gold	Western Australian Mint (T/a The Perth Mint)	AUSTRALIA	CID002030	RMI
Gold	Yamakin Co., Ltd.	JAPAN	CID002100	RMI
Gold	Yokohama Metal Co., Ltd.	JAPAN	CID002129	RMI
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA	CID002224	RMI
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	CHINA	CID002243	RMI
Gold	Morris and Watson	NEW ZEALAND	CID002282	RMI
Gold	SAFINA A.S.	CZECHIA	CID002290	RMI
Gold	Guangdong Jinding Gold Limited	CHINA	CID002312	RMI
Gold	Umicore Precious Metals Thailand	THAILAND	CID002314	RMI
Gold	MMTC-PAMP India Pvt., Ltd.	INDIA	CID002509	RMI
Gold	KGHM Polska Miedz Spolka Akcyjna	POLAND	CID002511	RMI
Gold	Fidelity Printers and Refiners Ltd.	ZIMBABWE	CID002515	RMI
Gold	Singway Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA	CID002516	RMI
Gold	Shandong Humon Smelting Co., Ltd.	CHINA	CID002525	RMI
Gold	Shenzhen Zhonghenglong Real Industry Co., Ltd.	CHINA	CID002527	RMI
Gold	Al Etihad Gold Refinery DMCC	UNITED ARAB EMIRATES	CID002560	RMI
Gold	Emirates Gold DMCC	UNITED ARAB EMIRATES	CID002561	RMI

Gold	International Precious Metal Refiners	UNITED ARAB EMIRATES	CID002562	RMI
Gold	Kaloti Precious Metals	UNITED ARAB EMIRATES	CID002563	RMI
Gold	Sudan Gold Refinery	SUDAN	CID002567	RMI
Gold	T.C.A S.p.A	ITALY	CID002580	RMI
Gold	REMONDIS PMR B.V.	NETHERLANDS	CID002582	RMI
Gold	Fujairah Gold FZC	UNITED ARAB EMIRATES	CID002584	RMI
Gold	Industrial Refining Company	BELGIUM	CID002587	RMI
Gold	Shirpur Gold Refinery Ltd.	INDIA	CID002588	RMI
Gold	Korea Zinc Co., Ltd.	KOREA, REPUBLIC OF	CID002605	RMI
Gold	Marsam Metals	BRAZIL	CID002606	RMI
Gold	TOO Tau-Ken-Altyn	KAZAKHSTAN	CID002615	RMI
Gold	Abington Reldan Metals, LLC	UNITED STATES OF AMERICA	CID002708	RMI
Gold	Shenzhen CuiLu Gold Co., Ltd.	CHINA	CID002750	RMI
Gold	Albino Mountinho Lda.	PORTUGAL	CID002760	RMI
Gold	SAAMP	FRANCE	CID002761	RMI
Gold	L'Orfebre S.A.	ANDORRA	CID002762	RMI
Gold	8853 S.p.A.	ITALY	CID002763	RMI
Gold	Italpreziosi	ITALY	CID002765	RMI
Gold	WIELAND Edelmetalle GmbH	GERMANY	CID002778	RMI
Gold	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA	CID002779	RMI
Gold	AU Traders and Refiners	SOUTH AFRICA	CID002850	RMI
Gold	GGC Gujrat Gold Centre Pvt. Ltd.	INDIA	CID002852	RMI
Gold	Sai Refinery	INDIA	CID002853	RMI
Gold	Modeltech Sdn Bhd	MALAYSIA	CID002857	RMI
Gold	Bangalore Refinery	INDIA	CID002863	RMI
Gold	Kyshtym Copper-Electrolytic Plant ZAO	RUSSIAN FEDERATION	CID002865	RMI
Gold	Degussa Sonne / Mond Goldhandel GmbH	GERMANY	CID002867	RMI
Gold	Pease & Curren	UNITED STATES OF AMERICA	CID002872	RMI
Gold	JALAN & Company	INDIA	CID002893	RMI
Gold	SungEel HiMetal Co., Ltd.	KOREA, REPUBLIC OF	CID002918	RMI
Gold	Planta Recuperadora de Metales SpA	CHILE	CID002919	RMI
Gold	ABC Refinery Pty Ltd.	AUSTRALIA	CID002920	RMI
Gold	Safimet S.p.A	ITALY	CID002973	RMI
Gold	State Research Institute Center for Physical Sciences and Technology	LITHUANIA	CID003153	RMI
Gold	African Gold Refinery	UGANDA	CID003185	RMI
Gold	Gold Coast Refinery	GHANA	CID003186	RMI
Gold	NH Recytech Company	KOREA, REPUBLIC OF	CID003189	RMI
Gold	QG Refining, LLC	UNITED STATES OF AMERICA	CID003324	RMI
Gold	Dijllah Gold Refinery FZC	UNITED ARAB EMIRATES	CID003348	RMI
Gold	CGR Metalloys Pvt Ltd.	INDIA	CID003382	RMI
Gold	Sovereign Metals	INDIA	CID003383	RMI

Gold	Eco-System Recycling Co., Ltd. North Plant	JAPAN	CID003424	RMI
Gold	Eco-System Recycling Co., Ltd. West Plant	JAPAN	CID003425	RMI
Gold	Augmont Enterprises Private Limited	INDIA	CID003461	RMI
Gold	Kundan Care Products Ltd.	INDIA	CID003463	RMI
Gold	Emerald Jewel Industry India Limited (Unit 1)	INDIA	CID003487	RMI
Gold	Emerald Jewel Industry India Limited (Unit 2)	INDIA	CID003488	RMI
Gold	Emerald Jewel Industry India Limited (Unit 3)	INDIA	CID003489	RMI
Gold	Emerald Jewel Industry India Limited (Unit 4)	INDIA	CID003490	RMI
Gold	K.A. Rasmussen	NORWAY	CID003497	RMI
Gold	Alexy Metals	UNITED STATES OF AMERICA	CID003500	RMI
Gold	MD Overseas	INDIA	CID003548	RMI
Gold	Metallix Refining Inc.	UNITED STATES OF AMERICA	CID003557	RMI
Gold	Metal Concentrators SA (Pty) Ltd.	SOUTH AFRICA	CID003575	RMI
Gold	WEEEREFINING	FRANCE	CID003615	RMI
Gold	Gold by Gold Colombia	COLOMBIA	CID003641	RMI
Gold	Dongwu Gold Group	CHINA	CID003663	RMI
Gold	SAM Precious Metals FZ-LLC	UNITED ARAB EMIRATES	CID003666	RMI
Gold	NOBLE METAL SERVICES	UNITED STATES OF AMERICA	CID003690	RMI
Gold	Coimpa Industrial LTDA	BRAZIL	CID004010	RMI
Gold	SHENZHEN JINJUNWEI RESOURCE COMPREHENSIVE DEVELOPMENT CO., LTD.	CHINA	CID004435	RMI
Gold	TITAN COMPANY LIMITED, JEWELLERY DIVISION	INDIA	CID004491	RMI
Gold	GG Refinery Ltd.	TANZANIA, UNITED REPUBLIC OF	CID004506	RMI
Gold	Attero Recycling Pvt Ltd	INDIA	CID004697	RMI
Gold	Impala Platinum - Platinum Metals Refinery (PMR)	SOUTH AFRICA	CID004714	RMI
Gold	Elite Industech Co., Ltd.	TAIWAN, PROVINCE OF CHINA	CID004755	RMI
Gold	Gasabo Gold Refinery Ltd	RWANDA	CID005006	RMI
Gold	Minera Titan del Peru SRL (MTP) - Belen Plant	PERU	CID005014	RMI
Tantalum	Guangdong Rising Rare Metals-EO Materials Ltd.	CHINA	CID000291	RMI
Tantalum	F&X Electro-Materials Ltd.	CHINA	CID000460	RMI
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	CHINA	CID000616	RMI
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA	CID000914	RMI
Tantalum	Jiujiang Tanbre Co., Ltd.	CHINA	CID000917	RMI
Tantalum	AMG Brasil	BRAZIL	CID001076	RMI
Tantalum	Metallurgical Products India Pvt., Ltd.	INDIA	CID001163	RMI
Tantalum	Mineracao Taboca S.A.	BRAZIL	CID001175	RMI
Tantalum	Mitsui Mining and Smelting Co., Ltd.	JAPAN	CID001192	RMI

Tantalum	NPM Silmet AS	ESTONIA	CID001200	RMI
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA	CID001277	RMI
Tantalum	Yanling Jincheng Tantalum & Niobium Co., Ltd.	CHINA	CID001522	RMI
Tantalum	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION	CID001769	RMI
Tantalum	Taki Chemical Co., Ltd.	JAPAN	CID001869	RMI
Tantalum	Telex Metals	UNITED STATES OF AMERICA	CID001891	RMI
Tantalum	Ulba Metallurgical Plant JSC	KAZAKHSTAN	CID001969	RMI
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA	CID002492	RMI
Tantalum	D Block Metals, LLC	UNITED STATES OF AMERICA	CID002504	RMI
Tantalum	FIR Metals & Resource Ltd.	CHINA	CID002505	RMI
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA	CID002506	RMI
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA	CID002512	RMI
Tantalum	KEMET de Mexico	MEXICO	CID002539	RMI
Tantalum	TANIOBIS Co., Ltd.	THAILAND	CID002544	RMI
Tantalum	TANIOBIS GmbH	GERMANY	CID002545	RMI
Tantalum	Materion Newton Inc.	UNITED STATES OF AMERICA	CID002548	RMI
Tantalum	TANIOBIS Japan Co., Ltd.	JAPAN	CID002549	RMI
Tantalum	TANIOBIS Smelting GmbH & Co. KG	GERMANY	CID002550	RMI
Tantalum	Global Advanced Metals Boyertown	UNITED STATES OF AMERICA	CID002557	RMI
Tantalum	Global Advanced Metals Aizu	JAPAN	CID002558	RMI
Tantalum	Resind Industria e Comercio Ltda.	BRAZIL	CID002707	RMI
Tantalum	Jiangxi Tuohong New Raw Material	CHINA	CID002842	RMI
Tantalum	RFH Yancheng Jinye New Material Technology Co., Ltd.	CHINA	CID003583	RMI
Tantalum	5D Production OU	ESTONIA	CID003926	RMI
Tantalum	PowerX Ltd.	RWANDA	CID004054	RMI
Tantalum	Jiangxi Suns Nonferrous Materials Co. Ltd.	CHINA	CID004813	RMI
Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	CHINA	CID000228	RMI
Tin	Alpha Assembly Solutions Inc	UNITED STATES OF AMERICA	CID000292	RMI
Tin	PT Premium Tin Indonesia	INDONESIA	CID000313	RMI
Tin	Dongguan Best Alloys Co., Ltd.	CHINA	CID000377	RMI
Tin	Dowa	JAPAN	CID000402	RMI
Tin	EM Vinto	BOLIVIA (PLURINATIONAL STATE OF)	CID000438	RMI
Tin	Estanho de Rondonia S.A.	BRAZIL	CID000448	RMI
Tin	Fenix Metals	POLAND	CID000468	RMI
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA	CID000538	RMI
Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA	CID000555	RMI
Tin	Gejiu Kai Meng Industry and Trade LLC	CHINA	CID000942	RMI
Tin	China Tin Group Co., Ltd.	CHINA	CID001070	RMI
Tin	Malaysia Smelting Corporation (MSC)	MALAYSIA	CID001105	RMI

Tin	Metallic Resources, Inc.	UNITED STATES OF AMERICA	CID001142	RMI
Tin	Mineracao Taboca S.A.	BRAZIL	CID001173	RMI
Tin	Minsur	PERU	CID001182	RMI
Tin	Mitsubishi Materials Corporation	JAPAN	CID001191	RMI
Tin	Jiangxi New Nanshan Technology Ltd.	CHINA	CID001231	RMI
Tin	Novosibirsk Tin Combine	RUSSIAN FEDERATION	CID001305	RMI
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND	CID001314	RMI
Tin	Operaciones Metalurgicas S.A.	BOLIVIA (PLURINATIONAL STATE OF)	CID001337	RMI
Tin	PT Mitra Stania Prima	INDONESIA	CID001453	RMI
Tin	PT Prima Timah Utama	INDONESIA	CID001458	RMI
Tin	PT Timah Tbk Kundur	INDONESIA	CID001477	RMI
Tin	PT Timah Tbk Mentok	INDONESIA	CID001482	RMI
Tin	Rui Da Hung	TAIWAN, PROVINCE OF CHINA	CID001539	RMI
Tin	Thaisarco	THAILAND	CID001898	RMI
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA	CID001908	RMI
Tin	VQB Mineral and Trading Group JSC	VIET NAM	CID002015	RMI
Tin	White Solder Metalurgia e Mineracao Ltda.	BRAZIL	CID002036	RMI
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA	CID002158	RMI
Tin	Tin Smelting Branch of Yunnan Tin Co., Ltd.	CHINA	CID002180	RMI
Tin	Magnu's Minerais Metais e Ligas Ltda.	BRAZIL	CID002468	RMI
Tin	Melt Metais e Ligas S.A.	BRAZIL	CID002500	RMI
Tin	PT ATD Makmur Mandiri Jaya	INDONESIA	CID002503	RMI
Tin	O.M. Manufacturing Philippines, Inc.	PHILIPPINES	CID002517	RMI
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIET NAM	CID002572	RMI
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIET NAM	CID002573	RMI
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIET NAM	CID002574	RMI
Tin	PT Rajehan Ariq	INDONESIA	CID002593	RMI
Tin	PT Cipta Persada Mulia	INDONESIA	CID002696	RMI
Tin	An Vinh Joint Stock Mineral Processing Company	VIET NAM	CID002703	RMI
Tin	Resind Industria e Comercio Ltda.	BRAZIL	CID002706	RMI
Tin	Super Ligas	BRAZIL	CID002756	RMI
Tin	Aurubis Beerse	BELGIUM	CID002773	RMI
Tin	Aurubis Berango	SPAIN	CID002774	RMI
Tin	PT Bangka Prima Tin	INDONESIA	CID002776	RMI
Tin	HuiChang Hill Tin Industry Co., Ltd.	CHINA	CID002844	RMI
Tin	Modeltech Sdn Bhd	MALAYSIA	CID002858	RMI
Tin	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	CHINA	CID003116	RMI
Tin	Chifeng Dajingzi Tin Industry Co., Ltd.	CHINA	CID003190	RMI
Tin	Pongpipat Company Limited	MYANMAR	CID003208	RMI

Tin	Tin Technology & Refining	UNITED STATES OF AMERICA	CID003325	RMI
Tin	Dongguan CiEXPO Environmental Engineering Co., Ltd.	CHINA	CID003356	RMI
Tin	Ma'anshan Weitai Tin Co., Ltd.	CHINA	CID003379	RMI
Tin	Luna Smelter, Ltd.	RWANDA	CID003387	RMI
Tin	Yunnan Yunfan Non-ferrous Metals Co., Ltd.	CHINA	CID003397	RMI
Tin	Precious Minerals and Smelting Limited	INDIA	CID003409	RMI
Tin	Gejiu City Fuxiang Industry and Trade Co., Ltd.	CHINA	CID003410	RMI
Tin	PT Mitra Sukses Globalindo	INDONESIA	CID003449	RMI
Tin	CRM Fundicao De Metais E Comercio De Equipamentos Eletronicos Do Brasil Ltda	BRAZIL	CID003486	RMI
Tin	CRM Synergies	SPAIN	CID003524	RMI
Tin	Fabrica Auricchio Industria e Comercio Ltda.	BRAZIL	CID003582	RMI
Tin	PT Putera Sarana Shakti (PT PSS)	INDONESIA	CID003868	RMI
Tin	Mining Minerals Resources SARL	CONGO, DEMOCRATIC REPUBLIC OF THE	CID004065	RMI
Tin	Takehara PVD Materials Plant / PVD Materials Division of MITSUI MINING & SMELTING CO., LTD.	JAPAN	CID004403	RMI
Tin	Malaysia Smelting Corporation Berhad (Port Klang)	MALAYSIA	CID004434	RMI
Tin	RIKAYAA GREENTECH PRIVATE LIMITED	INDIA	CID004692	RMI
Tin	Woodcross Smelting Company Limited	UGANDA	CID004724	RMI
Tin	Global Advanced Metals Greenbushes Pty Ltd.	AUSTRALIA	CID004754	RMI
Tin	Longnan Chuangyue Environmental Protection Technology Development Co., Ltd	CHINA	CID004796	RMI
Tin	PT Arsed Indonesia	INDONESIA	CID005067	RMI
Tin	P Kay Metal, Inc	UNITED STATES OF AMERICA	CID005189	RMI
Tungsten	A.L.M.T. Corp.	JAPAN	CID000004	RMI
Tungsten	Kennametal Huntsville	UNITED STATES OF AMERICA	CID000105	RMI
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	CHINA	CID000218	RMI
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA	CID000258	RMI
Tungsten	CNMC (Guangxi) PGMA Co., Ltd.	CHINA	CID000281	RMI
Tungsten	Global Tungsten & Powders LLC	UNITED STATES OF AMERICA	CID000568	RMI
Tungsten	Hunan Jintai New Material Co., Ltd.	CHINA	CID000769	RMI
Tungsten	Japan New Metals Co., Ltd.	JAPAN	CID000825	RMI
Tungsten	Kennametal Fallon	UNITED STATES OF AMERICA	CID000966	RMI
Tungsten	Wolfram Bergbau und Hutten AG	AUSTRIA	CID002044	RMI
Tungsten	Xiamen Tungsten Co., Ltd.	CHINA	CID002082	RMI
Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	CHINA	CID002313	RMI
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA	CID002315	RMI
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA	CID002316	RMI

Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA	CID002317	RMI
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA	CID002318	RMI
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	CHINA	CID002319	RMI
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA	CID002320	RMI
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA	CID002321	RMI
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA	CID002494	RMI
Tungsten	Asia Tungsten Products Vietnam Ltd.	VIET NAM	CID002502	RMI
Tungsten	Hunan Shizhuyuan Nonferrous Metals Co., Ltd. Chenzhou Tungsten Products Branch	CHINA	CID002513	RMI
Tungsten	H.C. Starck Tungsten GmbH	GERMANY	CID002541	RMI
Tungsten	TANIOBIS Smelting GmbH & Co. KG	GERMANY	CID002542	RMI
Tungsten	Masan High-Tech Materials	VIET NAM	CID002543	RMI
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA	CID002551	RMI
Tungsten	Niagara Refining LLC	UNITED STATES OF AMERICA	CID002589	RMI
Tungsten	China Molybdenum Tungsten Co., Ltd.	CHINA	CID002641	RMI
Tungsten	Hydrometallurg, JSC	RUSSIAN FEDERATION	CID002649	RMI
Tungsten	Unecha Refractory metals plant	RUSSIAN FEDERATION	CID002724	RMI
Tungsten	Philippine Chuangxin Industrial Co., Inc.	PHILIPPINES	CID002827	RMI
Tungsten	ACL Metais Eireli	BRAZIL	CID002833	RMI
Tungsten	Moliren Ltd.	RUSSIAN FEDERATION	CID002845	RMI
Tungsten	Lianyou Metals Co., Ltd.	TAIWAN, PROVINCE OF CHINA	CID003407	RMI
Tungsten	JSC "Kirovgrad Hard Alloys Plant"	RUSSIAN FEDERATION	CID003408	RMI
Tungsten	NPP Tyazhmetprom LLC	RUSSIAN FEDERATION	CID003416	RMI
Tungsten	Hubei Green Tungsten Co., Ltd.	CHINA	CID003417	RMI
Tungsten	Albasteel Industria e Comercio de Ligas Para Fundicao Ltd.	BRAZIL	CID003427	RMI
Tungsten	Cronimet Brasil Ltda	BRAZIL	CID003468	RMI
Tungsten	Artek LLC	RUSSIAN FEDERATION	CID003553	RMI
Tungsten	Fujian Xinlu Tungsten Co., Ltd.	CHINA	CID003609	RMI
Tungsten	OOO “Technolom” 2	RUSSIAN FEDERATION	CID003612	RMI
Tungsten	OOO “Technolom” 1	RUSSIAN FEDERATION	CID003614	RMI
Tungsten	LLC Vostok	RUSSIAN FEDERATION	CID003643	RMI
Tungsten	YUDU ANSHENG TUNGSTEN CO., LTD.	CHINA	CID003662	RMI
Tungsten	HANNAE FOR T Co., Ltd.	KOREA, REPUBLIC OF	CID003978	RMI
Tungsten	Tungsten Vietnam Joint Stock Company	VIET NAM	CID003993	RMI
Tungsten	Nam Viet Cromit Joint Stock Company	VIET NAM	CID004034	RMI
Tungsten	MALAMET SMELTING SDN. BHD.	MALAYSIA	CID004056	RMI
Tungsten	DONGKUK INDUSTRIES CO., LTD.	KOREA, REPUBLIC OF	CID004060	RMI
Tungsten	Lianyou Resources Co., Ltd.	TAIWAN, PROVINCE OF CHINA	CID004397	RMI
Tungsten	Shinwon Tungsten (Fujian Shanghang) Co., Ltd.	CHINA	CID004430	RMI
Tungsten	Philippine Carreytech Metal Corp.	PHILIPPINES	CID004438	RMI
Tungsten	KENEE MINING VIETNAM COMPANY LIMITED	VIET NAM	CID004619	RMI
Tungsten	Philippine Bonway Manufacturing Industrial Corporation	PHILIPPINES	CID004797	RMI
Tungsten	Jing Yuan Tungsten Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA	CID005012	RMI
Tungsten	LAOS SOUTHERN MINING SMELTING SOLE CO.,LTD	LAO PEOPLE'S DEMOCRATIC REPUBLIC	CID005017	RMI
Tungsten	S.P.T. spol.s r.o.	CZECHIA	CID005068	RMI
Tungsten	Tungamoy Metals Inc.	KOREA, REPUBLIC OF	CID005248	RMI